UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 12, 2011

FORCE PROTECTION, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-33253	84-1383888
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1520 Old Trolley Road
Summerville, SC 29485

 (Address of principal executive offices) (Zip Code)

(843) 574-7001

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.         Entry Into A Material Definitive Agreement.

On December 12, 2011 and December 14, 2011, Force Protection, Inc. (the “Company”) was awarded through its wholly-owned subsidiary, Force Protection Industries, Inc., two contract modifications under its contract M67854-07-D-5031 with the United States Marine Corps Systems Command (the “Marines”).

The contract modification of December 12, 2011 provides for a 12-month renewal of field service representatives to install liner blanket kits, install modernization safety kits, and conduct general maintenance work on the Cougar Mine Resistant Ambush Protected (“MRAP”) vehicle fleet in Afghanistan.  The total consideration under the December 12, 2011 contract modification is approximately $88.8 million.

The contract modification of December 14, 2011 provides for a 12-month renewal of field service representatives to install independent suspension systems, conduct battle damage assessment and repair, install block modification kits, and perform maintenance to bring vehicles back to full mission capable status on the Cougar MRAP vehicle fleet and provides for field service representative sponsorship, lodging, vehicle, bus, and heavy equipment rentals.  The total consideration under the December 14, 2011 contract modification is approximately $61.5 million.

The work to be performed under the above contract modifications is expected to be completed by December 31, 2012.    The awards were made pursuant to a contract between Force Protection Industries, Inc. and the Marines dated January 25, 2007 for the provision of vehicles.

Item 8.01.         Other Events.

On December 15, 2011, the Company issued a press release announcing the December 12, 2011 and December 14, 2011 contract modifications from the Marines and that the Company has not been selected by the Australian government to continue as the preferred bidder on either of the REDFIN or Land 121 projects, ending the Company’s participation in those competitions.  A copy of the press release issued on December 15, 2011 is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Forward-Looking Statements

This communication may contain, in addition to historical information, certain forward-looking statements regarding future events, conditions, circumstances or the future financial performance of the Company.  Often, but not always, forward-looking statements can be identified by the use of words such as “plans,” “expects,” “expected,” “scheduled,” “estimates,” “intends,” “anticipates” or “believes,” or variations of such words and phrases or state that certain actions, events, conditions, circumstances or results “may,” “could,” “would,” “might” or “will” be taken, occur or be achieved.  Such forward-looking statements are not guarantees or predictions of future performance, and are subject to known and unknown risks, uncertainties and other factors, many of which are beyond our control, that could cause actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements.  Such risks and uncertainties include: (i) the risk that not all conditions to the cash tender offer, the merger or the other transactions contemplated by the Agreement and Plan of Merger by and among General Dynamics Corporation, a Delaware corporation, Falcon Acquisition Corp., a Nevada corporation and wholly-owned subsidiary of General Dynamics Corporation, and the Company dated as of November 7, 2011 (the “Merger Agreement”) will be satisfied or waived, (ii) the completion of the merger described in the Merger Agreement taking longer than expected, (iii) expectations regarding the growth of the U.S. and world market for blast and ballistic-protected vehicles, products or services, (iv) expectations regarding the U.S. military’s plans or intentions, including the drawdown of operations in Iraq and Afghanistan, (v) expectations regarding the Company’s business development plans and strategy, including the

Company’s plans to expand the Company’s product lines, diversify the Company’s business mix, and expand the Company’s markets internationally, (vi) expectations with respect to the Company’s ability to obtain materials, the Company’s ability to improve cost efficiencies and possible future changes in the efficiencies in the Company’s operations, (vii) expectations regarding the Company’s vehicles, products and services that may be purchased by the Company’s customers, including the type of vehicles demanded and other customer demands and expected changes in demand, (viii) expectations regarding the benefits of the Company’s products, services and programs, including the Company’s vehicles’ capabilities and the use of the Company’s vehicles, products and services for other than military purposes, (ix) expectations regarding the Company’s investments in research and development activities for the Company’s vehicles, products and services, (x) expectations regarding any changes in the Company’s cost of sales, the Company’s general and administrative expenses, the Company’s asset impairment expense, the Company’s operating results or the Company’s research and development expenses as a percentage of net sales, (xi) expectations regarding the revenues that may be derived from, and the quantities of vehicles, products and services that may be purchased or ordered pursuant to, existing or possible future contracts or orders by various customers, including statements regarding the estimated value of those orders and contracts and statements about the Company’s backlog, (xii) expectations regarding the benefits that may be realized from the Company’s joint ventures, teaming arrangements and any new ventures or business developed pursuant to them, (xiii) expectations regarding the Company’s expectation to apply prepaid 2011 federal income taxes to the Company’s projected tax obligation during the second half of 2011, (xiv) expectations regarding the Company’s expected cash flow, cash needs and expected capital expenditures, (xv) expectations regarding the Company’s share repurchase program, (xvi) expectations regarding the Company’s derivative instruments and hedging activities, (xvii) expectations regarding the effect of the Company’s income tax positions on the Company’s effective tax rate, (xviii) the Company’s expectations with respect to the matters pending with the U.S. Equal Employment Opportunity Commission (EEOC), (xix) expectations regarding final approval of the state and federal derivative actions and (xx) uncertainties associated with any aspect of the transactions described in the Merger Agreement, including uncertainties relating to the anticipated timing of filings and approvals relating to the transactions, the outcome of legal proceedings that may be instituted against the Company and/or others relating to the transactions, the expected timing of completion of the transactions, the satisfaction of the conditions to the consummation of the transactions and the ability to complete the transactions.  Such risks and uncertainties also include the risk factors and cautionary statements presented in the Company’s periodic reports filed with the Securities and Exchange Commission, including the risks set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 and the Forms 10-Q for the periods ended March 31, 2011, June 30, 2011 and September 30, 2011, respectively. Many of these risks and uncertainties relate to factors that are beyond the Company’s ability to control or estimate precisely, and any or all of the Company’s forward-looking statements may turn out to be wrong.  The Company cannot give any assurance that such forward-looking statements will prove to have been correct.  The reader is cautioned not to unduly rely on these forward-looking statements.  Nothing contained herein shall be deemed to be a forecast, projection or estimate of the future financial performance of the Company unless otherwise stated.  Other than as required under the securities laws, the Company does not assume a duty to update these forward-looking statements, whether as a result of new information, subsequent events or circumstances, changes in expectations or otherwise.

Item 9.01   Financial Statements and Exhibits.

(d)  Exhibits

Exhibit	Description

99.1

Press release dated December 15, 2011 entitled “Force Protection Receives $150.3 Million in Awards to Extend Field Service Representatives in Kuwait and Afghanistan; Force Protection Europe not selected as preferred bidder in REDFIN and Land 121 projects in Australia, ending Force Protection’s participation in those competitions”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Force Protection, Inc.
(Registrant)

Date: December 15, 2011
/s/ John F. Wall, III
(Signature)

Name: John F. Wall, III
Title: Senior Vice President, Assistant General Counsel and Corporate Secretary

EXHIBIT LIST

Exhibit	Description

99.1

Press release dated December 15, 2011 entitled “Force Protection Receives $150.3 Million in Awards to Extend Field Service Representatives in Kuwait and Afghanistan; Force Protection Europe not selected as preferred bidder in REDFIN and Land 121 projects in Australia, ending Force Protection’s participation in those competitions”